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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  DECEMBER 20, 2002
                                                   -----------------

                         PROVECTUS PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)


               NEVADA                      0-9410            90-0031917
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   (State or Other Jurisdiction of       (Commission       (I.R.S. Employer
   Incorporation or Organization)        File Number)    Identification Number)

 7327 OAK RIDGE HIGHWAY, SUITE A, KNOXVILLE, TENNESSEE          37931
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       (Address of Principal Executive Offices)               (Zip Code)
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Registrant's telephone number, including area code:     865/769-4011
                                                       ----------------

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On December 20, 2002, Provectus Pharmaceuticals, Inc., a Nevada corporation (the "COMPANY"), engaged the firm of BDO Seidman, LLP ("BDO") to audit the books and records of the Company for 2002 and dismissed Bierwolf, Nilson & Associates, formerly known as Crouch, Bierwolf & Associates ("BN&A") as its independent accountants. BDO was notified of its engagement on December 20, 2002, and BN&A was notified of this change on January 3, 2003.

         The Company, then known as "SPM Group, Inc.," engaged BN&A as its independent accountant on October 30, 2000. From October 30, 2000 through
December 31, 2001 and from January 1, 2002 through December 20, 2002, there were no disagreements with BN&A on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BN&A, would have caused that firm to make reference to the subject matter of the disagreement in connection with its reports. No report of BN&A on the Company's financial statements has contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles; except as follows:

         1. The report of BN&A with respect to the financial statements of the Company at December 31, 2001 and for the 12-month period then ended stated, "[T]he Company has an accumulated deficit and a negative net worth at December
31, 2001. These factors raise substantial doubt about the Company's ability to continue as a going concern." Further, the report of BN&A with respect to such financial statements noted that the audited financial statements of the Company did not include any adjustments that might result from the outcome of the uncertainty as to the Company's ability to continue as a going concern.

         2. The report of BN&A with respect to the financial statements of the Company at December 31, 2000 and for the 12-month period then ended stated, "[T]he Company has an accumulated deficit and a negative net worth at December
31, 2000. These factors raise substantial doubt about the Company's ability to continue as a going concern." Further, the report of BN&A with respect to such financial statements noted that the audited financial statements of the Company did not include any adjustments that might result from the outcome of the uncertainty as to the Company's ability to continue as a going concern.

         During the Company's two most recent fiscal years ended December 31, 2000 and 2001, and during the period from January 1, 2002 to the Company's engagement of BDO Seidman, LLP, neither the Company nor anyone acting on behalf of any of the Company consulted with BDO Seidman, LLP regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or
(ii) any matter that was the subject of a disagreement with BN&A.

         The Company has provided BN&A with a copy of the disclosures contained herein and has requested that BN&A furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Companies herein and, if not, stating the respects in which it does not agree. A copy of BN&A's letter to the SEC will be filed as an exhibit to this Current Report on Form 8-K, by amendment, within 10 business days after the filing hereof and in all events within two business days following the Company's receipt.

                                       1
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

         Exhibits required by Item 601 of Regulation S-B are incorporated herein by reference and are listed on the attached Exhibit Index, which begins on page
X-1 of this Current Report on Form 8-K.


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PROVECTUS PHARMACEUTICALS, INC.


Dated:   January 3, 2003                  By: /s/ Daniel R. Hamilton
                                             ---------------------------------
                                              Daniel R. Hamilton
                                              Chief Financial Officer


                                       3

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                                  EXHIBIT INDEX
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
EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------
     16.1*        Letter of Bierwolf Nilson & Associates pursuant to Item
                  304(a)(3) of Regulation S-B, regarding change of certifying accountant.

-------------------------------------------

     * To be filed by amendment within 10 days following the filing of this Current Report on Form 8-K and in all events within two business days following the Company's receipt thereof.




                                       X-1